PROSPECTUS

July 14, 2006

Monteagle Fixed Income Fund

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or
disapproved the Fund’s shares or determined whether this
prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	1
PERFORMANCE	2
FEE TABLE	3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	4
MANAGEMENT	6
YOUR ACCOUNT	9
GENERAL INFORMATION	9
BUYING SHARES	10
SELLING SHARES	13
EXCHANGE PRIVILEGES	15
OTHER INFORMATION	16
FINANCIAL HIGHLIGHTS	18
NOTICE OF PRIVACY POLICIES AND PROCEDURES	INSIDE BACK COVER
OTHER FUND INFORMATION	BACK COVER
TYPES OF INFORMATION	BACK COVER
WHERE YOU CAN GET THIS INFORMATION	BACK COVER

i

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND
A Debt or Fixed Income Security is a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money at set intervals as well as repay the principal amount of the security at its maturity.

Maturity means the date at which a debt security is due and payable.
Duration is a measure of a security’s average life that reflects the present value of the security’s cash flow. Prices of securities with longer durations will fluctuate more in response to changes in interest rates. A duration of 5, for example, means the price of the bond will change by approximately 5% for a 1% change in yield.

United States Government Security is a debt security issued by the United States or any of its agencies or instrumentalities such as the Government National Mortgage Association.

Investment Goal

The investment objective of the Monteagle Fixed Income Fund is total return. The fund will provide at least sixty (60) days notice before changing this policy.

Principal Investment Strategy

The Fund seeks to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities held. Under normal circumstances, at least 80 percent of Monteagle Fixed Income Fund’s (the “Fund”) assets will be fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. government, taxable municipal bonds and corporate debt securities with no more than 70% in any one category. The Fund, based on assessment of market conditions, will either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The securities purchased will be with maturities ranging from overnight to 30 years.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

▪	The Fund’s share price, yield and total return could fluctuate in response to bond market movements

▪	The value of most bonds could fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

▪
The default of an issuer could leave the Fund with unpaid interest or principal. In this regard, it is important to note that entities such as Freddie Mac, Fannie Mae and FHLB, although chartered or sponsored by Congress, whether or not funded by the U.S. Government and the debt and/or mortgage-backed securities issued by them are neither guaranteed nor insured by the U.S. Government.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

▪
The Fund may invest in mortgage-backed and other similar securities. A decline in interest rates may result in losses in these securities’ values and a reduction in their yields as the holders of the assets backing the securities prepay their debts

▪	The sub-adviser’s judgment as to the value of a bond proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

▪	Long term investors seeking a fund with an income and capital appreciation strategy
▪	Investors seeking to diversify their holdings with bonds and other fixed income securities
▪	Investors seeking higher potential returns than a money market fund
▪	Investors willing to accept price fluctuations in their investments

The Fund may not be appropriate for you if:

▪	You want an investment that pursues stock market trends or focuses only on particular sectors or industries
▪	You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of bond market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Monteagle Fixed Income Fund

The bar chart shows the annual total return1 of the Fund for each full calendar year the Fund has operated.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

[1]
The Fund acquired all the assets and liabilities of the Monteagle Fixed Income Fund, a series of Unified Series Trust (the “Predecessor Fund”), in tax-free reorganization, effective as of July 17, 2006. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart reflects the Predecessor Fund’s returns.

During the period shown, the highest return for a quarter was 5.76% (3rd quarter, 2001); and the lowest return was -0.59% (4th quarter, 2001). The year-to-date (01/01/06–06/30/06) performance was -0.48%.

The following table compares the Fund’s average annual total returns as of December 31, 2005, to the Lehman Brothers Intermediate Government Credit Bond Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

Average Annual Total Returns for the periods ended 12/31/2005:

	One Year	Five Years	Since Inception¹
The Fund
Return Before Taxes	1.62%	4.42%	5.46%
Return After Taxes on Distributions²	-0.89%	2.62%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares²	0.70%	2.78%	3.59%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.04%	7.21%	7.05%

[1]	Inception of the Predecessor Fund, December 20, 1999.
[2]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

FEE TABLE

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	0.965%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.01%

Total Annual Fund Operating Expenses	0.966%

¹	Management fees include all investment advisory, custodial, administrative and other services.
[2]
Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

1 Year	3 Years	5 Years	10 Years
$117	$365	$632	$1,395

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Investment Objective

The investment objective of the Fund is total return. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) generally between 3 and 8 years; specifically at least rated Aa or higher by Moody’s Investors Service, Inc. or AA or higher by Standard and Poor’s Ratings Group for municipal bonds and A or higher by Moody’s Investors Service, Inc. or A or higher by Standard and Poor’s Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70% in any one category.

The Fund seeks to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities held. The Fund’s portfolio will be actively managed and, based on an assessment of market conditions, either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The Fund may achieve capital appreciation by owning bonds of longer duration when interest rates are declining, protecting against large depreciation, and by owning bonds of shorter duration when interest rates are rising. In addition, the Fund may achieve capital appreciation if the credit quality of corporate and municipal bonds improve and there is a rating upgrade which may be reflected in a higher price based on greater demand for that security. For this purpose, the Fund will use a proprietary “Bond Market Watch” model to evaluate macroeconomic indicators and, based on this evaluation, attempt to anticipate interest rate changes.

The Fund may sell a security if:

•	an interest rate change is expected to occur and the Fund seeks to lengthen or shorten the duration of the portfolio
•	a sector of the market has become less attractive for total return compared to another sector
•	a security receives a rating downgrade which could increase credit risk and negatively impact the market value of the security
•	a security receives a rating upgrade that positively impacts the market value of the security and the Fund wishes to capture the appreciation

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

A description of the Fund’s policies and procedures with respect to the portfolio disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Principal Investment Risks

GENERALLY.  There is no assurance that the Fund will achieve its investment objective, and the Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program. All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the par value of an issuer or other objective measure of the issuer's worth. Additional risks include:

•	Management risk. The strategy used by the sub-advisor may fail to produce the intended results.
•
Interest Rate Risk. The value of your investment may decrease when interest rates rise. To the extent the Fund invests in fixed income securities with longer maturities, the Fund will be more greatly affected by changes in interest rates, and will be more volatile, than a fund that invests in securities with shorter maturities. Investing in mortgage-backed and similar securities, there is also the risk that a decline in interest rates may result in holders of the assets backing the securities to prepay their debts, resulting in potential losses in these securities’ value and yield. Alternatively, rising interest rates may reduce the amount of prepayments on the assets backing these securities, causing the Fund’s average maturity to rise and increasing the Fund’s potential for losses in value.

•	Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
•
Credit Risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater uncertainty of debtors making timely interest and principal payments, and ultimately the risk that the issuer will default on its obligation.

•
Government Risk. Not all U.S. government agency securities are backed by the full faith and credit of the U.S government. It is possible that the U.S. government would not provide financial support to its agencies if it is not required to do so by law. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

TEMPORARY DEFENSIVE POSITION. The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

MANAGEMENT

The business of Monteagle Funds (the “Trust”) and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information (“SAI”).

Adviser

Nashville Capital Corporation (“Nashville Capital” or “Adviser”), 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to Howe and Rusling, Inc. Nashville Capital was formed in 1986 and, as of December 31, 2005, managed assets of over $70 million for financial institutions. The Adviser is paid based on the following average daily net asset rate schedule:

Fund Assets	Fee Rate
Up to $50 million	0.965%
$50,000,001 to $100 million	0.845%
Over $100 million	0.775%

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses.

Sub-adviser / Portfolio Managers

The Adviser has retained Howe and Rusling, Inc. (“H&R”), 120 East Avenue, Rochester, NY 14604, to provide portfolio management services to the Fund. H&R was established in 1930 and has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1940. H&R serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. As of December 31, 2005, H&R had approximately $600 million in assets under management. For the calendar year ended December 31, 2005, the investment manager paid H&R a sub-advisory fee equal to 0.30% of the Predecessor Fund’s average daily net assets.

PORTFOLIO MANAGERS. The Fixed Income Portfolio Management Committee of H&R (the “Fixed Income Committee”) is responsible for establishing the fixed income strategy of the Fund, including determining the types of investments that the Fund will make. The Fixed Income Committee has been managing the Fund since its inception (01/00). The Fixed Income Committee is comprised of the following members: Robert J. Prorok, Vincent A. Russo and Robert M. Patzig. Robert J. Prorok is Chair of the Fixed Income Committee and is primarily responsible for guiding H&R’s overall fixed income strategy from a macroeconomic level. Vincent A. Russo is primarily responsible for the day-to-day operational management and trading of H&R’s fixed income portfolios including the Fund. Robert M. Patzig is an employee of H&R’s parent company, Third Security, and is responsible for reviewing and commenting on H&R’s fixed income strategy. Although not a voting member of the Fixed Income Committee, Thomas Rusling participates in the Fixed Income Committee meetings and, additionally, is responsible for coordinating the services provided by H&R to the Fund, including overseeing the implementation of the investment strategy adopted by the Fixed Income Committee, maintaining the relationship with Nashville Capital and the Fund’s shareholders, making shareholder presentations, if any, and certain other administrative services.

THOMAS RUSLING, CFA, serves as Co-Chair of the Board of Directors and Senior Investment Officer of H&R. Tom has more than four decades of portfolio management and corporate financial experience, which exemplifies the level of expertise and continuity of service resident within H&R. He became president of H&R in 1974. Tom also serves as a voting member of the H&R Equity Portfolio Management Committee. Prior to joining H&R, Tom worked as a commercial banker. He also serves on the boards of several philanthropic organizations. Tom received his B.A. in Economics from Yale University, and later achieved the Chartered Financial Analyst (“CFA”) designation.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

ROBERT J. PROROK, serves as Vice President and Senior Portfolio Manager of H&R. Mr. Prorok is the Chair of the Fixed Income Committee, and also serves on the H&R Equity Portfolio Management Committee. Bob joined H&R in March 2000. Previously, he was vice president and senior portfolio manager of the Long-Term Asset Management Group at Chase Manhattan Bank in Rochester, where he was responsible for managing a collection of portfolios for corporations, foundations, endowments, and individuals, including as vice president in charge of fixed income management. Bob also has overseen strategic planning for the northwest area of the Roman Catholic Diocese of Rochester, and is a member of a regional school district's improvement team. He holds an MBA in Finance, a master's degree in Economics, and a Bachelor's degree in Economics, all from the State University of New York at Buffalo.

VINCENT A. RUSSO, serves as Vice President and Fixed Income Analyst. Mr. Russo joined H&R in October 2002. He has more than 18 years of experience as a financial professional. In addition to being a voting member of the Fixed Income Committee, Vince is primarily responsible for implementing the strategy adopted by the Fixed Income Committee with respect to the Fund, subject to oversight by Mr. Rusling. Prior to joining H&R, Vince was an employee of Allstate Financial from 2001 and, prior to that, he served as an officer in the Treasury group of the former Rochester Community Savings Bank for more than twelve years. His knowledge of the capital markets, as well as his analytical experience in modeling portfolio sensitivity to shifts in the Treasury Yield Curve, is a valuable addition to the Fund’s management team. Vince is a graduate of the William E. Simon School of Business Administration at the University of Rochester. Vince is also a graduate of St. John Fisher College in Rochester, NY. He has taught Corporate Finance as an adjunct professor at the Rochester Institute of Technology.

ROBERT M. PATZIG, is the chief analyst and a senior managing director for our parent company, Third Security, LLC, where he has been employed since 1998. He serves on both our equity management portfolio committee and our fixed income management committee. Rob oversees all aspects of security analysis and portfolio construction for H&R. He is also involved in research, analysis, and valuation for our parent company's private equity and venture capital activities. He has been involved in financial statement analysis and equity research for many years. Previously, he directed market research and competitive intelligence activities in the health care and information technology industries. Rob’s areas of specialization are: (1) technology, with a focus on life sciences, (2) discounted cash flow analysis and (3) special situations. Prior to his career in investment research, Rob worked as a developer of interactive educational software and as an instructor at Virginia Tech. He holds an MA in Literature and a BA in Philosophy, both from Virginia Tech.

Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund’s management and sub-advisory agreements. The Statement of Additional Information supplements this prospectus. It provides additional information about the Adviser, investment manager, and any portfolio managers: compensation, other accounts they manage, their respective ownership of Fund shares.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

SEC Exemptive Order

The Trust is applying for an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers’ fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order specific to the previous Adviser. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust wishes to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005, the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the “Distributor”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (“CMFS”), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The fees and other charges (except for any extraordinary expenses) associated with the Service Providers are paid by the Adviser.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

Fund Expenses

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund’s expenses are capped at the levels in which it pays the Adviser (outlined above). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. The Fund’s expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses - including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

YOUR ACCOUNT

General Information

How to Contact the Fund

Write to us at:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Overnight Address:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Distributor:
Citco Mutual Fund Distributors, Inc.
83 General Warren Boulevard, Suite 200
Malvern, Pennsylvania 19355

Telephone us Toll-Free at:
(888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank NA
ABA 031201467
F/C Citco Mutual Fund Distributors, Inc.
For Credit to:
A/C# 2000021334711

For Further Credit to:
The Monteagle Funds -
Monteagle Fixed Income Fund
(Your Name)
(Your Account Number)

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available or reliable, the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). The NAV may be different if fair value is utilized rather than using market quotations.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS.  All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

•
Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Monteagle Funds” or to one or more owners of the account and endorsed to “Monteagle Funds.” For all other accounts, the check must be made payable on its face to “Monteagle Funds.” No other method of check payment is acceptable (for instance, you may not pay by travelers check).

•
Purchases by Automated Clearing House (“ACH”).  This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

•	Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

•
IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRA’s). Please call Citco Mutual Fund Services, Inc. (the “Transfer Agent”) at (888) 263-5593 for details. The Transfer Agent will charge $25 against a shareholder’s account for any check returned for insufficient funds.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	• Submit a Corporate/Organization Resolution form or similar document.

Trusts	• The trust must be established before an account can be opened. • Provide a certified trust document, or the pages from the trust document that identify the trustees.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

Investment Procedures

How to Open an Account	How to Add to Your Account

By Check

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Mail us your application (and resolution form) and a check
By Check • Fill out an investment slip from a confirmation statement or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check

By Wire

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application

•     Instruct your bank to wire your money to us
By Wire • Call to notify us of your incoming wire • Instruct your bank to wire your money to us

By ACH Payment

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Make an ACH payment
By Systematic Investment • Complete the Systematic Investment section of the application • Attach a voided check to your application • Mail us the completed application and the voided check

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELLED OR FAILED PAYMENTS.  The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

How to Sell Shares from Your Account

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The Fund name
➢ The dollar amount or number of shares you want to sell
➢ How and where to send your proceeds
•     Obtain a signature guarantee (if required)
•     Obtain other documentation (if required)
•     Mail us your request and documentation

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

By Wire
•     Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more
•     Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) OR
•     Mail us your request (See “By Mail”)

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which the account is registered
➢ Additional form of identification
•     Your proceeds will be:
➢ Mailed to you OR
➢ Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Systematically • Complete the systematic withdrawal section of the application • Attach a voided check to your application • Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES.  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL.  If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record
•	Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours
•	Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

SMALL ACCOUNTS.  If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account’s market value.

REDEMPTIONS IN KIND.  The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount requested is large enough to affect the Fund’s operations (for example, if it represents more than 1 percent of the Fund’s assets).

LOST ACCOUNTS. The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Monteagle Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

How to Exchange

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The names of the funds you are exchanging
➢ The dollar amount or number of shares you want to sell (and exchange)
•     If opening a new account, complete an account application if you are requesting different shareholder privileges
•     Mail us your request and documentation

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which account is registered
➢ Additional form of identification

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust’s policy to strongly discourage abusive short-term trading or market timing in the Trust’s funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust’s Chief Compliance Officer and may, after consultation with or at the discretion of the Trust’s Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If within one (1) business day of a financial intermediary’s receipt of the order, the Trust believes abusive short-term trading or other policy violation is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be cancelled or rejected in whole or in part.

OTHER INFORMATION

Distributions

The Fund declares distributions from net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for fiscal years ended August 31, 2004 and 2005 were audited by Cohen McCurdy, Ltd., whose reports are included in the Fund’s annual report, which is available upon request. Prior to 2004, the financial statements were audited by another independent public accounting firm. The semi-annual (02/28/06) information is unaudited.

Financial Highlights for the Monteagle Fixed Income Fund.

Selected Data for a Single Share

	Year Ended
	2/28/06
	(Unaudited)	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net Asset Value, Beginning of Year	$10.38	$10.77	$10.96	$11.17	$10.82	$10.06

Investment from Investment Operations:
Net investment income	0.18	0.38	0.41	0.42 (a)	0.49 (a)	0.55 (a)
Net realized and unrealized gain/(loss)
on investments	-0.26	-0.20	-0.03	-0.08	0.35	0.76
Total from investment operations	-0.08	0.18	0.38	0.34	0.84	1.31
Distributions from:
Net investment income	-0.18	-0.38	-0.41	-0.42	-0.49	-0.55
Realized capital gains	-0.16	-0.19	-0.16	-0.13	0.00	0.00
Total distributions	-0.34	-0.57	-0.57	-0.55	-0.49	-0.55

Net Asset Value, End of Year	$9.96	$10.38	$10.77	$10.96	$11.17	$10.82

Ratios/Supplemental Data
Ratio of expenses to average net assets:
Expenses	1.01%	1.17%	1.15%	1.14%	0.97%	1.14%
Net investment income/(loss)	3.67%	3.63%	3.71%	3.76%	4.56%	5.28%
Total Return (b)	-0.69%	1.72%	3.49%	3.06%	8.00%	13.37%
Portfolio turnover rate	9.92%	57.73%	27.02%	20.52%	48.58%	75.84%
Net Assets at the End of the Period (in thousands)	$22,262	$24,087	$26,423	$29,562	$37,626	$36,506

(a) Net investment income per share is based on average shares outstanding during the period
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

•	The Fund’s investment adviser; and

•	Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

Monteagle Funds - Monteagle Fixed Income Fund Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Each Fund will provide annual and semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performances during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information
about each Fund and it is hereby incorporated (legally part of this prospectus) by reference.
Contacting the Funds
You can get free copies of both reports and the SAI, request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

MONTEAGLE FUNDS
6550 Directors Parkway
Abilene, Texas 79606
(888) 263-5593
www.monteaglefunds.com

Securities and Exchange Commission Information
You can also review each Fund’s reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: public info@sec.gov

Free copies of the reports and SAI are available from the SEC’s Web site at: http://www.sec.gov

Investment Company Act File No. 811-08529

Monteagle Fixed Income Fund

Monteagle Value Fund

Monteagle Large Cap Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

MONTEAGLE FUNDS
6550 DIRECTORS PKWY
ABILENE, TX 79606
www.monteaglefunds.com

C/O  CITCO MUTUAL
FUND DISTRIBUTORS, INC.
83 GENERAL WARREN BOULEVARD
SUITE 200
MALVERN, PA 19355
(888) 263-5593